UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, Pennsylvania	17325
(Address of principal executive offices)	(Zip Code)

(717) 334-3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.05                                       Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 16, 2010, the Registrant’s Board of Directors amended the Code of Ethics to include specific reference to the Company’s related Insider Trading Policy Statement and the importance of abiding by it.

For further information, please refer to the copy of the Code of Ethics filed herewith as Exhibit 14 and incorporated herein by reference.

ITEM 9.01      Financial Statements and Exhibits

(a)                         Financial Statements and Exhibits

None.

(b)                        Pro Forma Financial Information

None.

(c)            Shell Company Transactions

None.

(d)           Exhibits.

Exhibit Number	Description
14	ACNB Corporation Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: March 19, 2010	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description
14	ACNB Corporation Code of Ethics